SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                        Eaton Vance Mutual Funds Trust

                  (Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
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calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                               February 25, 2004


Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Tax-Managed International Growth Fund (the "Fund"), a series of Eaton Vance Mutual Funds Trust (the "Trust"), on Friday, April 16, 2004 to consider three Proposals. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the Trustees are asking shareholders to approve an Investment Sub-Advisory Agreement for Tax-Managed International Growth Portfolio (the "Portfolio"), the underlying registered investment company in which all of the assets of the Fund are invested. On February 9, 2004, the Board of Trustees of the Portfolio approved an Investment Sub-Advisory Agreement between Boston Management and Research, the Portfolio's investment adviser, and Eagle Global Advisors, L.L.C. The Trustees are also asking Fund shareholders to approve an amendment to the Portfolio's Investment Advisory Agreement and to authorize Trustees to select new sub-advisers without shareholder approval to the extent permitted by applicable law.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                           Sincerely,

                                           /s/ James B. Hawkes

                                           James B. Hawkes
                                           President and Chief Executive Officer
                                           Eaton Vance Management

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                            To Be Held April 16, 2004

     A Special Meeting of Shareholders of Eaton Vance Tax-Managed International Growth Fund will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 16, 2004 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

     1. To consider and act upon a proposal to approve an Investment Sub-Advisory Agreement between Boston Management and Research and
          Eagle Global Advisors, L.L.C. for Tax-Managed International Growth Portfolio.

     2. To consider and act upon a proposal to amend the Investment Advisory Agreement for Tax-Managed International Growth Portfolio.

     3. To authorize the Board of Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval to the extent permitted by applicable law.

     4. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on February 20, 2004 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                              By Order of the Board of Trustees

                                              /s/ Alan R. Dynner

                                              Alan R. Dynner
                                              Secretary

February 25, 2004
Boston, Massachusetts


                                    IMPORTANT
Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held April 16, 2004 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about February 25, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

     The Trustees have fixed the close of business on February 20, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 20, 2004, there were _______________ shares of beneficial interest of the Fund consisting of Class A, B, C and D shares.

     The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of February 2, 2004 are set forth in Exhibit A. To the knowledge of the Fund no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund. The Trustees and executive officers of the Trust as a group own beneficially less than 1% of the outstanding shares of the Fund, except as indicated on Exhibit A. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

     The Trustees know of no business other than the business mentioned in Proposals 1, 2 and 3 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund will furnish without charge a copy of the Fund's most recent Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator, or call 1-866-387-2378.

                                   Background

     The Fund's investment objective is to seek long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Fund seeks its objective by investing in the Portfolio, which has the same investment objective as the Fund. Boston Management and Research ("BMR") manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of February 13, 2001 (the "Advisory Agreement"). A description of the Advisory Agreement appears in Proposal 2 below. See "Advisory Agreement."

     At a meeting of the Boards of Trustees of the Trust and Portfolio held on February 9, 2004, BMR suggested several changes to the Fund and Portfolio. BMR recommended that the Fund and Portfolio abandon their "growth focus" and adopt a more conservative risk profile in line with the Fund's benchmark, the Morgan Stanley International Europe, Australasia, and Far East Index.1 BMR further suggested that a sub-adviser specializing in large capitalization international securities be appointed to take over the day-to-day management of the Portfolio under BMR's supervision. BMR indicated to the Board that it believed these changes are in the best interest of Fund shareholders and Portfolio interest holders.

     In response to these recommendations, the Board of the Portfolio approved an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between BMR and Eagle Global Advisors, L.L.C. ("Eagle"), subject to approval by a "majority of the outstanding voting securities" of the Portfolio as required by the Investment Company Act of 1940. In addition, the Boards of Trustees of the Trust and the Portfolio approved changing the names of the Fund and Portfolio to Eaton Vance Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio, respectively, and the adoption by each of the Fund and Portfolio of a policy to invest at least 80% of net assets in equity securities. The name changes and 80% policies will become effective upon approval of the Sub-Advisory Agreement by the Portfolio's interest holders. The 80% policy is consistent with the manner in which the Portfolio has operated historically and will not result in a management change.

     The Portfolio will seek the approval of the holders of interest in the Portfolio, including the Fund, for the Sub-Advisory Agreement and the other proposals described in this Proxy Statement. In turn, Fund shareholders are being asked to vote on the Sub-Advisory Agreement and the other proposals described in this proxy statement because the Trust's Board of Trustees has decided to seek instructions from Fund shareholders as to how to vote on these matters.

                       PROPOSAL 1. APPROVAL OF INVESTMENT
                             SUB-ADVISORY AGREEMENT

     As noted above, BMR manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940 of any party to such agreement (referred to as the "Noninterested Trustees"), on March 17, 2003. The Advisory Agreement was most recently submitted to a vote of interest holders on February 13, 2001 in connection with its initial approval.

     Under the Advisory Agreement, BMR is authorized to employ one or more sub-advisers for the Portfolio subject to approval by the Board of Trustees of


__________________
1  It is not possible to invest directly in an Index.

the Portfolio and a "majority of the outstanding voting securities" (as described below) of the Portfolio. On February 9, 2004, the Portfolio's Board of Trustees approved the Sub-Advisory Agreement with Eagle.

     A description of Eagle, the Sub-Advisory Agreement, the fees BMR will pay Eagle for its sub-advisory services and the Board of Trustee's evaluation of the sub-advisory arrangement follows.

About Eagle

     Eagle, a Texas limited liability company located at 5847 San Felipe, Suite 930, Houston, TX 77057, has been an investment adviser registered with the Securities and Exchange Commission since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals. Eagle's investment philosophy on its international portfolios is to seek capital appreciation through investments in large capitalization international growth companies. As of December 31, 2003, Eagle had $545 million of assets under management.

     The day to day management of the Portfolio will be the responsibility of Edward R. Allen, III and Thomas N. Hunt, III. Messrs. Allen and Hunt are each partners of Eagle and have been with the firm since its inception in 1996. Mr. Allen earned a bachelor's degree in engineering from Princeton University and a Ph.D. in economics from the University of Chicago. Mr. Hunt received a bachelor's degree in accounting from the University of Texas and a MBA from Harvard Business School.

     Eagle is 100% owned by its partners and employees. Eagle does not act as investment adviser or sub-adviser for any registered investment companies with investment objectives similar to the Portfolio.

The Sub-Advisory Agreement

     The Sub-Advisory Agreement between BMR and Eagle, a copy of the form of which is attached as Exhibit B, requires Eagle to provide a continuous investment program for the Portfolio, including making determinations with respect to its purchase, retention or sale of securities, cash or other investments in accordance with the Portfolio's investment objective, policies and restrictions contained in its Registration Statement, the provisions of the Investment Company Act and the diversification requirements of the Internal Revenue Code.

     Under the Sub-Advisory Agreement, Eagle may select the broker-dealers through which Portfolio transactions are executed and negotiate commissions; however the Sub-Advisory Agreement provides that Eagle's primary consideration in effecting such transactions will be obtaining best execution. The Sub-Advisory Agreement provides that Eagle may, subject to the policies of the Portfolio's Board of Trustees and consistent with applicable law, pay a broker a higher commission than another broker might have charged for effecting a securities transaction if Eagle determines, in good faith, that the higher commission was reasonable in relation to the value of the brokerage and research services provided by the broker. The Sub-Advisory Agreement further provides that Eagle may allocate orders it places on behalf of the Portfolio to an affiliated broker or to brokers who provide research materials or other services to the Portfolio, Eagle or an affiliate of Eagle.

     The Sub-Advisory Agreement provides that BMR is responsible for supervising Eagle, including its compliance responsibilities. Eagle will be liable for any act or omission arising out of any services it provides under the Sub-Advisory Agreement due to its willful misfeasance, bad faith, or negligence in its performance, and for any breach of its obligations or duties under the

Agreement. However, the Sub-Advisory Agreement also provides that BMR will indemnify and hold Eagle harmless for any loss or litigation Eagle becomes liable for based on (a) BMR's gross negligence, willful misfeasance, or bad faith in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement or (b) any untrue statement of material fact or failure to state a material fact in the Portfolio's Registration Statement.

     Under the Sub-Advisory Agreement, Eagle is responsible for voting all proxies the Portfolio is entitled to vote, subject to the review of the Portfolio's Board of Trustees and BMR. Eagle will vote all proxies in accordance with policies approved by the Portfolio's Board of Trustees.

     If approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, the Sub-Advisory Agreement will become effective immediately and will continue in effect through April 2005. The Sub-Advisory Agreement will continue, subject to approval annually in accordance with the Investment Company Act. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio, by the vote of a "majority of the outstanding voting securities" of the Portfolio or by BMR on 60 days prior notice to Eagle. The Sub-Advisory Agreement also may be terminated by Eagle on 3 months notice unless the Portfolio or Adviser requests Eagle continue to serve the Portfolio for up to 3 additional months while a replacement sub-adviser is found. Under certain circumstances, such as Eagle becoming legally incapable of providing investment management services to the Portfolio, Eagle may terminate the Sub-Advisory Agreement at any time without the payment of any penalty. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

Sub-Advisory Fees

     Under the Sub-Advisory Agreement, BMR (not the Portfolio) pays Eagle for its services on the basis of the following annual fee schedule:

                                                 Eagle's
Average Daily Net Assets                       Annual Fee
---------------------------------------------------------------
Up to $500 million                              0.50000%
$500 million but less than $1 billion           0.46875%
$1 billion but less than $2.5 billion           0.43750%
$2.5 billion but less than $5 billion           0.40625%
$5 billion and over                             0.37500%

     Fees are paid monthly in arrears on the last business day of each month.

     Approval of the Sub-Advisory Agreement would have no effect upon the amount of advisory fees paid by the Portfolio to BMR.

     The Fee that would have been payable to Eagle for services provided pursuant to the Sub-Advisory Agreement for the period from November 1, 2002 to October 31, 2003 had the Agreement been in effect for such period is $ . The advisory fee payable by the Portfolio to BMR under the Advisory Agreement for the same period is set forth in Proposal 2. See "Advisory Fee."

     Refer to Exhibit B attached hereto for the complete terms of the Sub-Advisory Agreement. The description of the Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the form of the Sub-Advisory Agreement in Exhibit B.

     For the Portfolio's fiscal year ended October 31, 2003, no commissions were paid to any broker that is an affiliate of the Portfolio, BMR, or Eagle.

     Management and Governance. Listed below are the names, positions and principal occupations of the partners and the principal executive officers of Eagle. The principal address of each individual as it relates to his or her duties at Eagle is the same as that of Eagle.

Name                           Principal Occupation
--------------------------------------------------------
Edward R. Allen III                   Partner
Thomas N. Hunt III                    Partner
Steven S. Russo                       Partner
John F. Gualy                     Vice President
Malcom S. Day                     Vice President

     Messrs. Allen, Hunt and Russo each own 25% or more of Eagle. No officer or Trustee of the Portfolio currently is a director, officer or employee of Eagle, provided that, if the Sub-Advisory Agreement is approved, the Board of Trustees of the Portfolio intends to appoint Messrs Allen and Hunt as Vice Presidents of the Portfolio. Messrs Allen and Hunt would receive no compensation for serving as officers of the Portfolio. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Eagle or any other person controlling, controlled by or under common control with Eagle. Since January 1, 2003, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Eagle was or is to be a party.

Evaluation of the Board of Trustees

     At a meeting held on February 9, 2004, the Board of Trustees of the Trust and the Portfolio authorized BMR to approve the Eagle Sub-Advisory Agreement following presentations by BMR and representatives of Eagle and consideration of the factors discussed below.

     The Trustees noted that BMR had, with the assistance of an independent consulting firm, identified and considered several potential sub-advisers. The Trustees considered information with respect to Eagle and whether the
Sub-Advisory Agreement was in the best interests of the Portfolio and its interest holders. As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by Eagle and reviewed and discussed information regarding the Sub-Adviser's fees and performance. In evaluating Eagle's ability to provide services to the Portfolio, the Trustees also reviewed information relating to the education, experience and number of investment professionals and other personnel of the sub-adviser who would provide services under the Sub-Advisory agreement. The Trustees took into account the resources available to Eagle in fulfilling its duties under the Sub-Advisory Agreement and noted the Sub-Adviser's experience in managing international equity portfolios.

     Based upon its review and the representations made to it, the Board of Trustees, including all of the Noninterested Trustees, concluded that (a) the terms of the Sub-Advisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Noninterested Trustees, approved the Sub-Advisory Agreement with Eagle.

Vote Required to Approve Proposal 1

     Approval of a Sub-Adviser requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which term as used in the Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting.

     If the Sub-Adviser is not approved by the requisite shareholders of the Fund, the Portfolio will continue to be managed by BMR.

The Board of Trustees unanimously recommends that shareholders vote FOR the approval of the Sub-Advisory Agreement between BMR and Eagle Global Advisors, L.L.C.

                       PROPOSAL 2. APPROVAL OF AN AMENDED
                          INVESTMENT ADVISORY AGREEMENT

     As noted above, BMR manages the assets of the Portfolio pursuant to an Advisory Agreement. At the meeting of the Board of Trustees of the Portfolio on February 9, 2004, the Trustees approved an amendment (the "Amendment") to the Advisory Agreement, subject to approval by a "majority of the outstanding voting securities" of the Portfolio. The Amendment affects two provisions of the Advisory Agreement: the provision allowing BMR to hire sub-advisers and the provision governing amendments to the Agreement.

     Subadvisers. The Amendment would allow BMR to enter into an investment sub-advisory agreement with a new sub-investment adviser or replace an existing sub-adviser with the approval of the Board of Trustees but without shareholder approval to the extent permitted by the Investment Company Act and the rules thereunder.

     This change is being proposed in connection with a recently proposed new rule under the Investment Company Act that, if adopted by the Securities and Exchange Commission, would allow mutual fund advisers to hire sub-advisers or replace existing sub-advisers without obtaining approval of interest holders. Under the proposed rule, any sub-advisory agreement entered into with a sub-adviser would still require the approval of the Board of Trustees. In addition, the proposed rule would require that BMR's investment advisory agreement obligate BMR to supervise the sub-adviser in order for BMR to rely on the rule. To comply with this condition, the Amendment provides for BMR to supervise any sub-adviser employed by BMR. The terms of the proposed rule are discussed in more detail in Proposal 3 below.

     Amendments to the Advisory Agreement. The Amendment would also allow the Board of Trustees to amend the Advisory Agreement without obtaining interest holder approval when permitted by applicable law. In interpretations of the Investment Company Act and the rules thereunder, the staff of the Securities and Exchange Commission has stated that under certain limited circumstances amendments to an investment advisory agreement are allowed to be made without obtaining shareholder approval. The Amendment would allow the Board of Trustees of the Portfolio to amend the Advisory Agreement without shareholder approval in such circumstances.

     Refer to Exhibit C attached hereto for the complete terms of the form of Amendment to the Advisory Agreement for the Portfolio. The description of the Amendment set forth herein is qualified in its entirety by the provisions of the Amendment as set forth in Exhibit C.

Advisory Agreement

     Under the Advisory Agreement, BMR is responsible for managing the investments and affairs the Portfolio and providing related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of BMR's organization and all personnel of the investment adviser performing services relating to research and investment activities.

     The Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of the Portfolio or by BMR, or by vote of the majority of the outstanding voting securities of the Portfolio. The Advisory Agreement will terminate automatically in the event of its assignment.

     The Advisory Agreement provides that BMR may render services to others. The Advisory Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

     Under the Advisory Agreement, BMR selects the brokers with which portfolio securities transactions are executed. BMR is obligated to use its best efforts to obtain execution at advantageous prices and reasonably competitive commission rates. Furthermore, the Advisory Agreement provides that BMR may pay a broker a higher commission than another broker might have charged for effecting a securities transaction if BMR determines, in good faith, that the higher commission was reasonable in relation to the value any brokerage and research services provided by the broker.

     Refer to Exhibit D attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit D.

Advisory Fees

     Under the Advisory Agreement, the Portfolio pays BMR an advisory fee in an amount equal to the following of the average daily net assets of the Portfolio throughout each month:

Average Daily Net Assets for the Month             Annual Fee Rate
-----------------------------------------------------------------------

Up to $500 million                                     1.0000%

$500 million but less than $1 billion                  0.9375%
$1 billion but less than $2.5 billion                  0.8750%
$2.5 billion but less than $5 billion                  0.8125%
$5 billion and over                                    0.7500%

     Fees are paid monthly in arrears on the last business day of each month.

     The fees payable to BMR for services provided pursuant to the Advisory Agreement for the period from November 1, 2002 to October 31, 2003 were $970,995.

     As of October 31, 2003, the Portfolio had net assets of $108,454,023. No commissions were paid by the Portfolio during its last fiscal year to any affiliated brokers.

Evaluation by the Board

     At the meeting held on February 9, 2004, the Board of Trustees of the Portfolio authorized the Amendment to the Advisory Agreement. When considering the Amendment, the Trustees considered the substantial costs entailed in holding the shareholder meetings required to approve amendments to the Advisory Agreement and to adopt investment sub-advisory agreements. These costs must be weighed against the benefits of shareholder scrutiny of such matters. In the case of amendments to the Advisory Agreement, the Trustees noted that the ability to amend the Agreement without shareholder approval would only be available in limited circumstances. Furthermore, in the case of entering into new or replacement investment sub-advisory contracts without shareholder approval, BMR will be constrained by the requirements and conditions set forth in the new rule, when adopted by the Securities Exchange Commission. In addition, even in the absence of shareholder approval, any proposal to amend the Advisory Agreement or to enter into an investment sub-advisory agreement with a new or replacement sub-adviser would be subject to the careful review by the Board of Trustees of the Portfolio.

     The Trustees believe that the proposed authority for the Board of Trustees to enter into investment sub-advisory agreements with new or replacement sub-advisers without shareholder approval when permitted by the Investment Company Act and to amend the Advisory Agreement without obtaining approval of the shareholders, unless required by the Investment Company Act, is in the best interests of shareholders of the Fund.

Vote Required to Approve Proposal 2

     Approval of the Amendment requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting.

     The Trustees have considered various factors and believe that this Proposal is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Portfolio's present Advisory Agreement will remain in effect and a shareholder vote would be required before BMR could appoint a new sub-adviser.

     The Board of Trustees recommends that the shareholders of the Fund vote FOR the amendment of the Portfolio's Investment Advisory Agreement as described in this Proposal 2.

            PROPOSAL 3. TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT
            INVESTMENT SUB-ADVISERS AND ENTER INVESTMENT SUB-ADVISORY
                AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL
                   TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     The Investment Company Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by investors. This requirement currently applies to the appointment of any new sub-adviser to the Portfolio. However, the Securities and Exchange Commission has recently proposed a new rule that, if adopted, would allow BMR to hire a sub-adviser or replace an existing sub-adviser for the Portfolio without obtaining investor approval, subject to certain conditions. To rely on the rule, BMR would be required to supervise and oversee the Portfolio's sub-adviser(s) and the hiring of a new or different sub-adviser could not increase the fees charged to the Portfolio. In addition, BMR would be required to obtain a vote of the Portfolio's interest holders, including the Fund, authorizing BMR to enter into investment sub-advisory agreements with new or replacement sub-advisers without interest holder approval. Any sub-advisory agreement entered into with a sub-adviser pursuant to the rule would still require Trustee approval.

     The Fund is seeking shareholder approval of the Portfolio's operation under the new rule if it is adopted by the Securities and Exchange Commission.

     This Proposal 3 is intended to facilitate the efficient supervision and management of the sub-adviser by BMR and the Board of Trustees of the Portfolio. BMR will monitor the performance of the sub-adviser and may from time to time recommend that the Board of Trustees replace the sub-adviser or appoint additional sub-advisers, depending on BMR's assessment of which sub-adviser or combination of sub-advisers it believes will optimize the Portfolio's chances of achieving its investment objective. If Fund shareholders approve this proposal and the new rule is adopted, the Fund would no longer be required to call a shareholder meeting each time a new or replacement sub-adviser is appointed by the Portfolio, and shareholders of the Fund would not be asked to vote on the new sub-adviser.

     Shareholder meetings entail substantial costs which could diminish the benefits of any sub-advisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. However, even in the absence of shareholder approval, any proposal to add or replace sub-advisers would receive careful review. First, BMR would assess the Portfolio's needs and, if it believed additional or replacement sub-advisers could benefit the Portfolio, would search for available investment sub-advisers. Second, any recommendations made by BMR would have to be approved by a majority of the Portfolio's Trustees, including a majority of the Noninterested Trustees. In selecting any new or replacement sub-advisers, the Trustees are required to determine that an investment sub-advisory agreement with the sub-adviser is reasonable, fair and in the best interests of the Portfolio and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     The Trustees believe that the proposed authority for the Board of Trustees to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of shareholders, subject to the Commission's adoption of the new rule is in the best interests of the shareholders of the Fund.

Required Vote

     Approval to authorize the Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting.

The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR authorizing the Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

     BMR serves as investment adviser to the Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds. BMR is a subsidiary of Eaton Vance Management ("Eaton Vance"). BMR and Eaton Vance are indirect, wholly owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland Corporation and publicly held holding company. Eaton Vance serves as administrator to the Fund, but receives no compensation. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The Fund paid EVD $____________ for its distribution services for the year ended October 31, 2003. EVD receives no compensation for acting as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Officers of the Trust and Portfolio

     The officers of the Trust and Portfolio and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio to BMR. Unless otherwise indicated, the positions listed under "Position(s) Held with the Trust and/or Portfolio" are held with both the Trust and the Portfolio.

                                   Position(s)
                                  Held with the
                                   Trust and/or      Term of Office and              Principal Occupations
Name, Address and Age(1)            Portfolio      Length of Time Served           During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.                President of          Since 2002        Executive Vice President of EVM, BMR, EVC and EV; Chief
DOB: 5/31/58                        the Trust                              Investment Officer of EVM and BMR and Director of EVC.
                                                                           Chief Executive Officer of Belair Capital Fund LLC,
                                                                           Belcrest Capital Fund LLC, Belmar Capital Fund LLC,
                                                                           Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                                           (private investment companies sponsored by EVM).  Officer
                                                                           of 53 registered investment companies managed by EVM or
                                                                           BMR.

William H. Ahern, Jr.             Vice President         Since 1995        Vice President of EVM and BMR. Officer of 35 registered
DOB: 7/28/59                       of the Trust                            investment companies managed by EVM or BMR.

Kiersten Christensen              Vice President         Since 2002        Vice President of EVM and BMR since August 2000.
DOB: 10/21/65                    of the Portfolio                          Previously, a portfolio manager and equity analyst at
                                                                           Lloyd George Investment Management (Bermuda) Limited.
                                                                           Officer of 1 registered investment company managed by EVM
                                                                           or BMR.

Thomas J. Fetter                  Vice President         Since 1997        Vice President of EVM and BMR. Trustee and President of
DOB: 8/20/43                       of the Trust                            The Massachusetts Health & Education Tax-Exempt Trust.
                                                                           Officer of 127 registered investment companies managed by
                                                                           EVM or BMR.

Robert B. MacIntosh               Vice President         Since 1998        Vice President of EVM and BMR. Officer of 127 registered
DOB: 1/22/57                       of the Trust                            investment companies managed by EVM or BMR.

                                       11

                                   Position(s)
                                  Held with the
                                   Trust and/or      Term of Office and              Principal Occupations
Name, Address and Age(1)            Portfolio      Length of Time Served           During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------

Michael R. Mach                   Vice President         Since 1999        Vice President of EVM and BMR.  Previously, Managing
DOB: 7/15/47                       of the Trust                            Director and Senior Analyst for Robertson Stephens
                                                                           (1998-1999). Officer of 26 registered investment
                                                                           companies managed by EVM or BMR.

Duncan W. Richardson              Vice President   Vice President of the   Senior Vice President and Chief Equity Investment Officer
DOB: 10/26/57                     of the Trust;      Trust since 2001;     of EVM and BMR.  Officer of 42 registered investment
                                  President of       President of the      companies managed by EVM or BMR.
                                  the Portfolio     Portfolio since 2002

Walter A. Row, III                Vice President         Since 2001        Director of Equity Research and a Vice President of EVM
DOB: 7/20/57                       of the Trust                            and BMR. Officer of 22 registered investment companies
                                                                           managed by EVM or BMR.

Judith A. Saryan                  Vice President         Since 2003        Vice President of EVM and BMR.  Previously, Portfolio
DOB: 8/21/54                       of the Trust                            Manager and Equity Analyst for State Street Global
                                                                           Advisers (1980-1999).  Officer of 25 registered
                                                                           investment companies managed by EVM or BMR.

Susan Schiff                      Vice President         Since 2002        Vice President of EVM and BMR. Officer of 26 registered
DOB: 3/13/61                       of the Trust                            investment companies managed by EVM or BMR.

James L. O'Connor                  Treasurer of          Since 1989        Vice President of BMR, EVM, and EVD.  Officer of 116
DOB: 4/1/45                         the Trust                              registered investment companies managed by EVM or BMR.

Kristin S. Anagnost                Treasurer of        Since 2002(2)       Vice President of EVM and BMR. Officer of 109 registered
DOB: 6/12/65                      the Portfolio                            investment companies managed by EVM or BMR.

                                       12

                                   Position(s)
                                  Held with the
                                   Trust and/or      Term of Office and              Principal Occupations
Name, Address and Age(1)            Portfolio      Length of Time Served           During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------

Alan R. Dynner                      Secretary         Secretary of the     Vice President, Secretary and Chief Legal Officer of BMR,
DOB: 10/10/40                                       Trust since 1997; of   EVM, EVD, Eaton Vance, Inc. and EVC.  Officer of 195
                                                    the Portfolio since    registered investment companies managed by EVM or BMR.
                                                            1998

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(3)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer since 1998.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Fund and BMR. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund's transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained D.F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $____________ plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund and BMR. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $___________.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

     If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.


February 25, 2004

                                                                       Exhibit A

     As of February 2, 2004, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

                                                                                   Amount of
                                                                                Shares and %
                                                         Address                       Owned
                                                         -------                       -----
Class A Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL                  5.4%
Class B Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL                 10.2%
Class C Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL                 19.1%
Class D Shares
  US Clearing Corp.                                  New York, NY                     19.3%
     FBO 463-12035-20
  US Clearing Corp.                                  New York, NY                     11.1%
     FBO 463-12038-27

                                                                       Exhibit B

                   TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT effective this ____ day of ________, 2004 between Boston Management and Research, a Massachusetts business trust (the "Adviser"), and Eagle Global Advisors, L.L.C., a Texas limited liability company (the "Sub-Adviser").

     WHEREAS, Tax-Managed International Equity Portfolio (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Trust is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission ("SEC") may invest its assets in the Trust (each a "Fund"); and

     WHEREAS, pursuant to an Investment Advisory Agreement, dated February 13, 2001 (the "Advisory Agreement"), a copy of which has been provided to the Sub-Adviser, the Trust has retained BMR to render advisory and management services to the Trust; and

     WHEREAS, pursuant to authority granted to BMR in the Advisory Agreement, BMR wishes to retain the Sub-Adviser to furnish investment advisory services to the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and BMR.

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between BMR and the Sub-Adviser as follows:

     1. Appointment. BMR hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of BMR, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the compensation herein provided.

     2. Sub-Adviser Duties. Subject to the supervision of the Trust's Board of Trustees (the "Board") and BMR, the Sub-Adviser will provide a continuous investment program for the Trust's portfolio and determine in its discretion the composition of the assets of the Trust's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Trust's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Trust, when these transactions should be executed, and what portion of the assets of the Trust should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Trust, the Sub-Adviser shall make decisions for the Trust as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Trust. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust's investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the SEC, as amended (the "Registration Statement"), copies of which shall be sent to the Sub-Adviser by BMR prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

     a. The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement, of which the Sub-Adviser has received a copy and with the Sub-Adviser's portfolio manager operating policies and procedures as are approved by BMR. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement.

     b. The Sub-Adviser will manage the Trust so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

     c. The Sub-Adviser shall exercise voting authority with respect to proxies that the Trust is entitled to vote with regard to securities in the Trust's portfolio, provided that such authority may be revoked in whole or in part by BMR at any time upon notice to the Sub-Adviser and provided further that the exercise of such authority shall be subject to review by BMR and the Board. The Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by BMR. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by BMR from time to time.

     d. In connection with the purchase and sale of securities for the Trust, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the "Custodian") on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to portfolio securities to be settled through the Trust's transfer agent, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust's Custodian.

     e. The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the value of any portfolio securities or other assets of the Trust for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall be responsible for determining in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the fair value of the Trust's portfolio of securities and shall obtain the services, at its own expense, of any pricing service required by the Board or BMR. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust's assets and will not take possession or custody of such assets.

     f. Following the end of the Trust's semi-annual period and fiscal year, the Sub-Adviser will assist BMR in preparing a letter to shareholders containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

     g. The Sub-Adviser will complete and deliver to BMR for each quarter by the 5th business day of the following quarter a written compliance checklist in a form provided by BMR.

     h. The Sub-Adviser will make available to the Trust and BMR, promptly upon request, any of the Trust's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and BMR to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules under each, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Trust which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     i. The Sub-Adviser will provide reports to the Board for consideration at meetings of the Board on the investment program for the Trust and the issuers and securities represented in the Trust's portfolio, and will furnish the Board with such periodic and special reports as the Board and BMR may reasonably request.

     3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Trust's portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Trust, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with BMR, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board or Adviser may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or BMR's overall responsibilities with respect to the Trust and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with BMR to ensure that portfolio transactions on behalf of the Trust are directed to broker-dealers on the basis of criteria reasonably considered appropriate by BMR. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Trust, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust's Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Amendment to the Registration Statement for the Trust and the registration statement of any Fund filed with the SEC (the Registration Statement and the Funds' registration statements referred to herein as the "Registration Statements") that contain disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statements contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under BMRs Act and will maintain such registration so long as this Agreement remains in effect. BMR hereby acknowledges that it has received a copy of the Sub-Adviser's Form ADV, Part II at least 48 hours prior to entering into this Agreement.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement. BMR or the Trust shall be responsible for all the expenses of the Trust's operations.

     6. Compensation. For the services provided to the Trust, BMR will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. BMR is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from BMR. The Trust shall have no liability for Sub-Adviser's fee hereunder.

     7. Materials. During the term of this Agreement, BMR agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, and reports to shareholders prepared for distribution to shareholders of the Trust or any Fund that refer to the Sub-Adviser in any way, prior to the use thereof, and BMR shall not use any such materials if the Sub-Adviser reasonably objects in writing within 2 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients, and such objection may only be on the grounds of the accuracy or completeness of the references to the aforesaid. BMR agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.

     8. Compliance.

     a. The Sub-Adviser agrees to use reasonable compliance techniques as BMR or the Board may adopt or approve, including written compliance procedures. In addition, the Sub-Adviser shall retain, at its own expense, the services of the Custodian or any other party as requested by the Board to monitor the compliance of the Trust's portfolio of holdings with the investment objective, policies and restrictions set forth in the Registration Statement.

     b. The Sub-Adviser agrees that it shall promptly notify, if legally permitted, BMR and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, (2) in the event of any notice of investigation, examination, inquiry, audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality, or (3) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If legally permitted, the Sub-Adviser will furnish BMR, upon request, copies of any and all documents relating to the foregoing. The Sub-Adviser further agrees to notify BMR and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust or any Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

     c. BMR agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured BMR or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked BMR's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     d. The Sub-Adviser will provide BMR with such reports, presentations, certifications and other information as BMR may request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser's investment advisory services, the Sub-Adviser's compliance with applicable federal, state and local law and regulations, and changes in the Sub-Adviser's key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Advisers duties hereunder.

     9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or BMR's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, BMR and the Sub-Adviser, and BMR shall treat as confidential and use only in connection with the Trust all information furnished to the Trust or BMR by the Sub-Adviser, in connection with its duties under this Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or BMR, or if available from a source other than BMR, Sub-Adviser or the Trust.

     11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

     12. Liability.

     a. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, BMR agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended ("the 1933 Act") controls the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

     b. The Sub-Adviser agrees that neither the Trust nor any Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement.

     13. Indemnification.

     a. BMR agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or
litigation   (including  legal  and  other  expenses)  to  which  a  Sub-Adviser
Indemnified Person may become subject under the 1933 Act, the 1940 Act, BMRs Act, under any other statute, at common law or otherwise, arising out of BMR's responsibilities to the Sub-Adviser which (1) may be based upon BMR's gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of BMR's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or prospectuses covering shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to BMR or the Trust or to any affiliated person of BMR by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations or duties under this Agreement.

     b. Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless BMR, any affiliated person of BMR, and any controlling person of BMR (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, BMRs Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Trust which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of any breach by the Sub-Adviser of its obligations or duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or prospectuses covering the shares of the Trust or any Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to BMR, the Trust, or any affiliated person of BMR or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations and duties under this Agreement.

     c. BMR shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified BMR in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify BMR of any such claim shall not relieve BMR from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent BMR is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, BMR will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser
Indemnified Person. If BMR assumes the defense of any such action and the selection of counsel by BMR to represent BMR and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, BMR will, at its own expense, assume the defense with counsel to BMR and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to BMR and to the Sub-Adviser Indemnified Person. The
Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and BMR shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. BMR shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

     d. The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the
Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to BMR Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against BMR Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to BMR Indemnified Person, to assume the defense thereof, with counsel satisfactory to BMR Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and BMR Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of BMR Indemnified Person, adequately represent the interests of BMR Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to BMR Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to BMR Indemnified Person. BMR Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to BMR Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by BMR Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of BMR Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of BMR Indemnified Person.

     14. Duration and Termination.

     a. This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust's Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940
Act) of BMR or the Sub-Adviser, and the Holders of Interests in the Trust, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including ___________, 2005 and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

     b. Notwithstanding the foregoing, this Agreement may be terminated: (a) by BMR at any time without payment of any penalty, upon 60 days' prior written notice to the Sub-Adviser and the Trust; (b) at any time without payment of any penalty by the Trust, by the Trust's Board or a majority of the outstanding voting securities of the Trust, upon 60 days' prior written notice to BMR and the Sub-Adviser, or (c) by the Sub-Adviser upon 3 months' prior written notice unless the Trust or BMR requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 3 additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to BMR and the Trust, in the event either the Sub-Adviser (acting in good faith) or BMR ceases to be registered as an investment adviser under BMRs Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust.

     c. In the event of termination for any reason, all records of the Trust shall promptly be returned to BMR or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     15. Notices.  Any notice must be in writing and shall be sufficiently given
(1) when delivered in person, (2) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.


        If to the Trust:

                  Tax-Managed International Equity Portfolio
                  The Eaton Vance Building
                  255 State Street
                  Boston, MA 02109
                  Attn: Chief Legal Officer

                  If to BMR:
                  Boston Management and Research
                  The Eaton Vance Building
                  255 State Street
                  Boston, MA 02109
                  Attn: Chief Legal Officer

        If to the Sub-Adviser:

        Eagle Global Advisors, L.L.C

                  5847 San Felipe, Suite 930
                  Houston, Texas  77057
                  Attn:_____________________


     16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.


     17. Miscellaneous.

     a. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, BMRs Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     b. BMR and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and BMR acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

     c. The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of BMR limiting the personal liability of the Trustee and officers of BMR, and the Sub-Adviser hereby agrees that it shall have recourse to BMR for payment of claims or obligations as between BMR and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer of BMR.

     d. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     e. To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

     f. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     g. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of BMR, or constituting BMR as an agent or co-partner of the Sub-Adviser.

     h. This Agreement may be executed in counterparts.

                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                         Boston Management and Research


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________


                                         Eagle Global Advisors, L.L.C.


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                   SCHEDULE A

                       Annual Investment Sub-advisory Fee

Average Daily Net Assets for the Month                          Annual Fee Rate
Up to $500 million                                                 0.50000%
$500 million but less than $1 billion                              0.46875%
$1 billion but less than $2.5 billion                              0.43750%
$2.5 billion but less than $5 billion                              0.40625%
$5 billion and over                                                0.37500%

The Trust's daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Board of the Trust.

                                                                       Exhibit C

                   TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO

               FORM OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     This  AMENDMENT  dated  ,  2004  (the  "Amendment"),   is  by  and  between
Tax-Managed International Equity Portfolio, a New York trust (formerly Tax-Managed International Growth Portfolio) (the "Trust"), and Boston Management and Research, a Massachusetts business trust (the "Adviser").

         WHEREAS, the Trust and BMR are parties to that certain Investment
             Advisory Agreement dated February 13, 2001 (the "Advisory Agreement"); and

         WHEREAS, the Trust and BMR wish to amend the Advisory Agreement;

         NOW THEREFORE, in consideration of the premises and the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed between the Trust and BMR as follows:

     1. Section 6 of the Advisory  Agreement is hereby  amended by deleting such
Section in its entirety and substituting therefore:

          6. Sub-Investment Advisers. BMR may employ one or more sub-investment advisers from time to time to perform such of the acts and services of BMR, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon under an agreement between BMR and such investment adviser that is approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. Each such sub-investment adviser's performance of its obligation under any such agreement shall be supervised by BMR. Further, BMR may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.

     2. Section 8 of the Advisory Agreement is hereby amended by hereby amended by deleting such Section in its entirety and substituting therefore:

          8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of BMR or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment

          Company Act of 1940 or the rules hereunder, by vote of a majority of the outstanding voting securities of the Trust.

     3. Except as specifically amended by this Amendment, the terms of the Advisory Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

                                            TAX-MANAGED INTERNATIONAL
                                            EQUITY PORTFOLIO


                                            By:  ____________________________
                                                 President


                                            BOSTON MANAGEMENT AND RESEARCH


                                            By:  ____________________________
                                                 Vice President

                                                                       Exhibit D

                   TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO

                          INVESTMENT ADVISORY AGREEMENT


AGREEMENT   made  this  13th  day  of  February,   2001,   between   Tax-Managed
International Growth Portfolio, a New York trust (the "Trust"), and Boston Management and Research, a Massachusetts business trust (the "Adviser").

     1. Duties of BMR. The Trust hereby employs BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

     BMR hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of BMR's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of BMR's organization and all personnel of BMR performing services relating to research and investment activities. BMR shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     BMR shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust's investments. As investment adviser to the Trust, BMR shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify BMR thereof in writing, BMR shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. BMR shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

     BMR shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by BMR, and to that end BMR is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, BMR shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to BMR and BMR is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which BMR and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, BMR is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by BMR or its affiliates or shares of any other investment company or series thereof that invests substantially all of its assets in the Trust.

     2. Compensation of BMR. For the services, payments and facilities to be furnished hereunder by BMR, BMR shall be entitled to receive from the Trust compensation in an amount equal to the following of the average daily net assets of the Trust throughout each month:

Average Daily Net Assets for the Month               Annual Fee Rate
--------------------------------------               ---------------

Up to $500 million                                       1.00%
$500 million but less than $1 billion                    0.9375%
$1 billion but less than $2.5 billion                    0.875%
$2.5 billion but less than $5 billion                    0.8125%
$5 billion and over                                      0.75%

Such compensation shall be paid monthly in arrears on the last business day of each month. The Trust's daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.

     BMR may, from time to time, waive all or a part of the above compensation.

     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by BMR hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence,
(ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances),
(xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust,
(xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

     4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in BMR as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of BMR are or may be or become similarly interested in the Trust, and that BMR may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of BMR may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which BMR may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Eaton Vance" or "Boston Management and Research" or any combination thereof as part of their name, and that BMR or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of BMR. The services of BMR to the Trust are not to be deemed to be exclusive, BMR being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of BMR, BMR shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     6. Sub-Investment Advisers. BMR may employ one or more sub-investment advisers from time to time to perform such of the acts and services of BMR, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between BMR and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.

     7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including March 31, 2002 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after March 31, 2002 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of BMR or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of BMR, as the case may be, and the Trust may, at any time upon such written notice to BMR, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

     8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of BMR or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

     9. Limitation of Liability. BMR expressly acknowledges the provision in the Declaration of Trust of the Trust (Section 5.2 and 5.6) limiting the personal liability of the Trustees and officers of the Trust, and BMR hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and BMR arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

     10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                      TAX-MANAGED INTERNATIONAL
                                      GROWTH PORTFOLIO


                                      By:  /s/ James B. Hawkes
                                           ------------------------------
                                           President


                                      BOSTON MANAGEMENT AND RESEARCH


                                      By:  /s/ Alan R. Dynner
                                           ------------------------------
                                           Vice President

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

          VOTE BY TELEPHONE                               VOTE ON THE INTERNET                           VOTE BY MAIL
1) Read the Proxy Statement and have this      1) Read the Proxy Statement and have this      1) Read the Proxy Statement
   card at hand                                   card at hand                                2) If you want to vote use the Proxy
2) Call 1-800-690-6903                         2) Go to www.proxyweb.com/proxy                   Card on reverse
3) Enter control number shown at left and      3) Enter control number shown at left and      3) Return the card in the postage-paid
   follow the simple instructions                 follow the simple instructions                 envelope provided
4) Keep this card for your records             4) Keep this card for your records

*** Control Number:  999 999 999 999 99 ***

Eaton Vance Tax-Managed International Growth Fund

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  April 16, 2004
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 16, 2004 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                Dated:__________________


                    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                           IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                    ____________________________________________________________
                    Signature(s):                              (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                           EATON VANCE PROXY/NMF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                       FOR       AGAINST      ABSTAIN
1.   To approve an Investment Sub-Advisory Agreement between Boston Management         [ ]         [ ]          [ ]
     and Research and Eagle Global Advisors L.L.C. for Tax-Managed International
     Growth Portfolio
2.   To amend the Investment Advisory Agreement for Tax-Managed International          [ ]         [ ]          [ ]
     Growth Portfolio
3.   To authorize the Board of Trustees to select investment sub-advisers and          [ ]         [ ]          [ ]
     enter into investment sub-advisory agreement without obtaining shareholder approval

NOTE ADDRESS CHANGE: _______________________________
                     _______________________________
                     _______________________________


                           PLEASE SIGN ON REVERSE SIDE

                                                                             EVD